The Lincoln National Life Insurance Company:
              Lincoln Life Flexible Premium Variable Life Account M

                       Supplement dated October 1, 2007 to
                         Prospectus dated August 3, 2007

                         Lincoln VULONE2007 Elite Series



This Supplement updates the Prospectus for Lincoln VULONE 2007 Elite Series variable universal life insurance policy.

The Enhanced Surrender Value Rider availability date references, located in the RIDER CHARGES section on page 19 of the prospectus and the RIDERS section on page 25 of the prospectus, are replaced with the following:

         This rider is available on policies applied for on or after October 15, 2007. The rider is not available in all states; consult with your financial adviser as to availability.



               Please retain this supplement for future reference.





























SUPP-07.25